Exhibit 32.1

Certification Pursuant to 18 USC Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of NeoRx Corporation (the Company”) on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Jack L. Bowman, Chief Executive Officer and Chairman of the Board of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a.               the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

b.              the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2003	By:	/s/ JACK L. BOWMAN

Jack L. Bowman